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                                                                   Exhibit 10.43


                                                                 CONFORMED COPY



      AMENDMENT NO.1 TO CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY DOCUMENTS, CONSENT AND WAIVER IN CONNECTION WITH PROPOSED TRANSACTION
                        WITH PRINCIPAL HEALTH CARE, INC.


          AMENDMENT NO.1 TO CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY DOCUMENTS AND WAIVER dated as of March 10, 1998 among COVENTRY CORPORATION (the "BORROWER") COVENTRY HEALTH CARE, INC. (the "GUARANTOR") and the banks listed on the signature pages hereof (collectively, the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of December 29, 1997 (the "CREDIT AGREEMENT");

          WHEREAS, the Pledgors (as defined in the Amended and Restated Security Documents (as defined below)) and the Agent have heretofore entered into the Amended and Restated Security Documents dated as of December 29, 1997 (as amended from time to time, the "AMENDED AND RESTATED SECURITY DOCUMENTS");

         WHEREAS, the Borrower has agreed, in Section 5.21 of the Credit Agreement, that notwithstanding certain provisions thereof the Borrower may consummate the proposed merger with Principal Health Care, Inc. if it has obtained the prior written approval of the Required Banks; and

          WHEREAS, the Borrower has requested that the Banks approve said transaction and waive any defaults occasioned thereby; and the parties hereto desire to amend the Credit Agreement and the Amended and Restated Security Documents as hereinafter provided;

          NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

          SECTION 2. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT. Section
1.01 of the Credit Agreement is amended by (a) adding the following new definitions:

          "GUARANTOR" means Coventry Health Care, Inc.

          "PRINCIPAL HEALTH CARE TRANSACTION" means the transactions contemplated by (a) the Capital Contribution and Merger Agreement dated as of November 3, 1997 by and among the Borrower, Coventry Health Care, Inc., Principal Health Care, Inc. and Principal Mutual Life Insurance Company and



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(b) the Agreement and Plan of Merger among the Borrower, Coventry Health Care,
Inc. and Coventry Merger Corporation.; and

          (b) replacing the definition of Coventry Group with the following new definition:

          "COVENTRY GROUP" means, collectively, the Borrower, its Subsidiaries, and the Guarantor.

          SECTION 3. GUARANTY. With effect from and including the date this Amendment and Waiver becomes effective in accordance with Section 12 hereof, Coventry Health Care, Inc. shall become a party to the Credit Agreement as the Guarantor thereunder.

          SECTION 4. GUARANTOR AS NEW PLEDGOR. The Guarantor hereby agrees to enter into the Amended and Restated Security Documents as a Pledgor (as defined therein) within 10 days from the date of the effectiveness hereof, agrees to be bound thereby and confirms to the Agent the grant of security as contemplated thereby.

          SECTION 5. APPROVAL AND WAIVER. The Borrower has advised the Banks and the Agent that the Borrower intends to consummate the Principal Health Care Transaction (as defined in Section 2(a) above). The Banks and the Agent approve such transaction and waive any default that may be occasioned thereby under the Credit Agreement, including without limitation, Sections 5.07(b), 5.08(b), 5.09, 5.12, 5.14, 5.15 and 6.01(b) of the Credit Agreement to the extent necessary to enable the Borrower to consummate such transaction provided that the Borrower and the Guarantor are the surviving corporations.

          SECTION 6. AMENDMENT OF SECTION 5.07 OF THE CREDIT AGREEMENT. Sections 5.07(a) and (b) of the Credit Agreement are hereby amended by adding "(a), " between "5.10" and "(b)" on the third line of each of the above-referenced sections.

          SECTION 7. AMENDMENT OF SECTION 5.16 OF THE CREDIT AGREEMENT.
Section 5.16 of the Credit Agreement is hereby amended by adding ", the Agreements entered into in connection with the Principal Health Care Transaction" on the fourth line of such section before the word "or."

         SECTION 8. AMENDMENT OF SECTION 6.01(K) OF THE CREDIT AGREEMENT.
Section 6.01(k) is hereby amended by adding the words "Principal Health Care Transaction and the" on the first line before the words "Warburg Pincus Transaction" in Section 6.01(k).

         SECTION 9. REPRESENTATIONS AND WARRANTIES CORRECT; NO DEFAULT. The Borrower represents and warrants that on and as of the date hereof, (a) the representations and warranties of each Loan Party contained in each Financing Document to which it is a party are true and (b) no Default under the Credit Agreement exists.

          SECTION 10. CONSENT BY PLEDGORS. By giving its Consent below, each pledgor affirms its obligations under the Amended and Restated Security Documents and acknowledges that such Consent shall not alter, release, discharge or otherwise affect any of such obligations, all of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          SECTION 11. GOVERNING LAW. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.


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         SECTION 12. COUNTERPARTS; EFFECTIVENESS. This Amendment and Waiver may
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

             (i) receipt by the Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

              (ii) receipt by the Agent within 30 days of the date hereof of a opinion of counsel for the Loan Parties covering such matters relating to the transactions contemplated hereby as the Agent or the Required Banks may reasonably request.

The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and such notice shall be conclusive and binding on all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the date first above written.

                             COVENTRY CORPORATION


                             By: /s/ Dale B. Wolf
                                 ----------------------------------------------
                                 Title: Senior Vice President, Chief Financial Officer & Treasurer


                             COVENTRY HEALTH CARE INC.



                             By: /s/ Dale B. Wolf
                                 ----------------------------------------------
                                 Title: President



                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                             By: /s/ Stephen J. Hannan
                                -----------------------------------------------
                                Title: Vice President


                             NATIONSBANK, N.A.


                             By: /s/ Kevin Wagley
                                 ----------------------------------------------
                                 Title: Vice President

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EACH OF THE UNDERSIGNED PLEDGORS CONSENTS
TO THE FOREGOING AMENDMENT AND WAIVER AND CONFIRMS
ITS AGREEMENT WITH SECTION 10 OF THE AMENDMENT AND WAIVER:


                                     COVENTRY HEALTHCARE
                                     MANAGEMENT CORPORATION (to
                                     be renamed COVENTRY HEALTHCARE
                                     BENEFIT SERVICES)(Delaware)


                                     By: /s/ Robert A. Mayer
                                        ---------------------------------------
                                        Title: President & Chief Executive
                                        Officer


                                     COVENTRY HEALTHCARE MANAGEMENT CORPORATION
                                     (formerly Southern Health Management
                                     Corporation)


                                     By: /s/ Eileen Walter
                                        ---------------------------------------
                                        Title: Vice President, Provider
                                        Relations & Administration, and
                                        Secretary

                                     SOUTHERN HEALTH BENEFIT SERVICES, INC.


                                     By: /s/ Eileen Walter
                                        ---------------------------------------
                                        Title: Vice President, Provider
                                        Relations & Administration, and
                                        Secretary


                                     PENNSYLVANIA-HEALTHCARE USA, INC.


                                     By: /s/ Davina C. Lane
                                         -------------------------------------
                                         Title: President & Chief Executive
                                         Officer


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                                     HEALTHPASS, INC.


                                     By: /s/ Richard H. Jones
                                         --------------------------------------
                                         Title: Vice President & Treasurer


                                     COVENTRY HEALTHCARE DEVELOPMENT CORPORATION


                                     By: /s/ Dale B. Wolf
                                         --------------------------------------
                                         Title: Vice President